INVESCO EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED MAY 29, 2020 TO THE PROSPECTUSES DATED
AUGUST 28, 2019, AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco Aerospace & Defense ETF	Invesco Golden Dragon China ETF
Invesco BuyBack AchieversTM ETF	Invesco High Yield Equity Dividend
Invesco CleantechTM ETF	AchieversTM ETF
Invesco Dividend AchieversTM ETF	Invesco International Dividend
Invesco Dow Jones Industrial Average	AchieversTM ETF
Dividend ETF	Invesco NASDAQ Internet ETF
Invesco DWA Basic Materials Momentum	Invesco Raymond James SB-1 Equity ETF
ETF	Invesco S&P 100 Equal Weight ETF
Invesco DWA Consumer Cyclicals	Invesco S&P 500 BuyWrite ETF
Momentum ETF	Invesco S&P 500® Equal Weight ETF
Invesco DWA Consumer Staples	Invesco S&P 500® Equal Weight
Momentum ETF	Communication Services ETF
Invesco DWA Energy Momentum ETF	Invesco S&P 500® Equal Weight Consumer
Invesco DWA Financial Momentum ETF	Discretionary ETF
Invesco DWA Healthcare Momentum ETF	Invesco S&P 500® Equal Weight Consumer
Invesco DWA Industrials Momentum ETF	Staples ETF
Invesco DWA Momentum ETF	Invesco S&P 500® Equal Weight Energy
Invesco DWA Technology Momentum ETF	ETF
Invesco DWA Utilities Momentum ETF	Invesco S&P 500® Equal Weight Financials
Invesco Dynamic Biotechnology & Genome	ETF
ETF	Invesco S&P 500® Equal Weight Health
Invesco Dynamic Building & Construction	Care ETF
ETF	Invesco S&P 500® Equal Weight Industrials
Invesco Dynamic Energy Exploration &	ETF
Production ETF	Invesco S&P 500® Equal Weight Materials
Invesco Dynamic Food & Beverage ETF	ETF
Invesco Dynamic Large Cap Growth ETF	Invesco S&P 500® Equal Weight Real
Invesco Dynamic Large Cap Value ETF	Estate ETF
Invesco Dynamic Leisure and Entertainment	Invesco S&P 500® Equal Weight
ETF	Technology ETF
Invesco Dynamic Market ETF	Invesco S&P 500® Equal Weight Utilities
Invesco Dynamic Media ETF	ETF
Invesco Dynamic Networking ETF	Invesco S&P 500 GARP ETF
Invesco Dynamic Oil & Gas Services ETF	Invesco S&P 500® Pure Growth ETF
Invesco Dynamic Pharmaceuticals ETF	Invesco S&P 500® Pure Value ETF
Invesco Dynamic Semiconductors ETF	Invesco S&P 500® Quality ETF
Invesco Dynamic Software ETF	Invesco S&P 500® Top 50 ETF
Invesco Financial Preferred ETF	Invesco S&P 500 Value with Momentum
Invesco FTSE RAFI US 1000 ETF	ETF
Invesco FTSE RAFI US 1500 Small-	Invesco S&P MidCap 400® Equal Weight
Mid ETF	ETF
Invesco Global Listed Private Equity ETF

Invesco S&P MidCap 400® Pure Growth	Invesco S&P SmallCap 600® Pure Value
ETF	ETF
Invesco S&P MidCap 400® Pure Value ETF	Invesco S&P SmallCap Momentum ETF
Invesco S&P MidCap Momentum ETF	Invesco S&P SmallCap Value with
Invesco S&P MidCap Quality ETF	Momentum ETF
Invesco S&P MidCap Value with	Invesco S&P Spin-Off ETF
Momentum ETF	Invesco Water Resources ETF
Invesco S&P SmallCap 600® Equal Weight	Invesco WilderHill Clean Energy ETF
ETF	Invesco Zacks Mid-Cap ETF
Invesco S&P SmallCap 600® Pure Growth	Invesco Zacks Multi-Asset Income ETF
ETF

(each, a “Fund” and collectively, the “Funds”)

Effective immediately, for each Fund, the following disclosure replaces the first paragraph in the section “Summary Information – Fund Fees and Expenses”:
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Effective immediately, for each Fund, the following disclosure replaces the second paragraph in the section “Summary Information – Purchase and Sale of Shares” or “Summary Information – Purchase and Sale of Fund Shares,” as applicable:
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Effective immediately, the following disclosure replaces the last sentence of the third paragraph in the section “Additional Information About the Funds’ Strategies and Risks – Non-Principal Investment Strategies”:
Therefore, each Fund with an 80% investment policy anticipates meeting its 80% investment policy because it already generally invests at least 90% of its total assets in securities that comprise its respective Underlying Index or Underlying Intellidex, in accordance with its principal investment strategies.
Effective immediately, the following disclosure replaces the fourth paragraph in the section “How to Buy and Sell Shares”:

APs may acquire Shares directly from each Fund, and APs may tender their Shares for redemption directly to each Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, a Fund will pay out redemption proceeds to a redeeming AP within two days after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and in the agreement between the AP and the Fund’s distributor. However, each Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If a Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
Each Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If a Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
Effective immediately, the second paragraph in the section “How to Buy and Sell Shares – Share Trading Prices” is deleted in its entirety.
Effective immediately, the following disclosure replaces the disclosure in the section “Premium/Discount Information”:
For each Fund, information showing the number of days the market price of the Fund’s Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.invesco.com/ETFs.

Please Retain This Supplement for Future Reference.
P-PS-PRO-1-SUP-3 052920